Prospectus Supplement	January 29, 2021

Putnam Equity Income Fund
Prospectuses dated March 30, 2020

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Putnam Investment Management, LLC (Putnam Management), the investment manager of Putnam Equity Income Fund, has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name and non-fundamental investment policy described below. Putnam Management currently anticipates that the changes will be effective on March 30, 2021 (the “Effective Date”).

On the Effective Date, the fund’s name will change to “Putnam Large Cap Value Fund,” and all references in the fund’s prospectuses to Putnam Equity Income Fund are deleted and replaced with “Putnam Large Cap Value Fund.” I n addition, in connection with this name change, the fund’s existing policy (under normal circumstances) to invest at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income will be revised to require Putnam Management to, under normal circumstances, invest at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 1000 Value Index. This policy may be changed only after 60 days’ notice to shareholders.

Shareholders should retain this Supplement for future reference.

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